Transamerica Asset Allocation –

Intermediate/Long Horizon Subaccount

SCHEDULE OF INVESTMENTS

At March 31, 2021

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 18.6%
Transamerica Variable International Equity (A) (B)	232,331	$ 6,511,690

Money Market Fund - 0.2%
Transamerica Variable Government Money Market (A) (B)	2,488	53,241

U.S. Equity Funds - 53.8%
Transamerica Variable Large Growth (A) (B)	25,656	6,858,966
Transamerica Variable Large Value Opportunities (A) (B)	61,453	7,170,564
Transamerica Variable Small Cap Growth (A) (B)	187,073	2,416,140
Transamerica Variable Small Cap Value (A) (B)	150,333	2,393,673

		18,839,343

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 27.4%
Transamerica Variable High Quality Bond (A) (B)	35,606	$ 668,631
Transamerica Variable High Yield Bond (A) (B)	33,019	1,310,147
Transamerica Variable Inflation-Protected Securities (A) (B)	93,248	2,833,267
Transamerica Variable Intermediate Bond (A) (B)	93,473	4,797,751

		9,609,796

Total Investment Companies (Cost $23,421,496)		35,014,070

Total Investments (Cost $23,421,496)		35,014,070
Net Other Assets (Liabilities) - (0.0)% (C)		(6,438)

Net Assets - 100.0%		$ 35,007,632

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$35,014,070	$—	$—	$35,014,070

Total Investments	$35,014,070	$—	$—	$35,014,070

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment of Transamerica Variable Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value March 31, 2021	Shares as of March 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Variable Government Money Market	$48,666	$2,148,579	$(2,144,013)	$2	$7	$53,241	2,488	$—	$—
Transamerica Variable High Quality Bond	643,800	49,330	(23,021)	1,359	(2,837)	668,631	35,606	—	—
Transamerica Variable High Yield Bond	1,251,216	89,638	(46,056)	31,535	(16,186)	1,310,147	33,019	—	—
Transamerica Variable Inflation-Protected Securities	2,702,563	285,430	(99,197)	12,921	(68,450)	2,833,267	93,248	—	—
Transamerica Variable Intermediate Bond	4,610,339	529,221	(168,882)	32,929	(205,856)	4,797,751	93,473	—	—
Transamerica Variable International Equity	6,286,364	91,744	(228,329)	82,369	279,542	6,511,690	232,331	—	—
Transamerica Variable Large Growth	7,050,339	99,389	(259,018)	215,943	(247,687)	6,858,966	25,656	—	—
Transamerica Variable Large Value Opportunities	6,569,654	99,389	(237,922)	162,639	576,804	7,170,564	61,453	—	—
Transamerica Variable Small Cap Growth	2,350,461	33,130	(87,006)	20,020	99,535	2,416,140	187,073	—	—
Transamerica Variable Small Cap Value	2,386,715	33,130	(462,104)	162,501	273,431	2,393,673	150,333	—	—

Total	$33,900,117	$3,458,980	$(3,755,548)	$722,218	$688,303	$35,014,070	914,680	$—	$—

(B)	Non-income producing securities.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the period ended March 31, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Asset Allocation Variable Funds	Page 1

Transamerica Asset Allocation –

Intermediate/Long Horizon Subaccount

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2021

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The value of the Subaccount’s investment in a corresponding Transamerica Variable Funds (“TVF”) subaccount is valued at the TVF unit value per share at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Subaccount utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Subaccount’s, own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Subaccount’s investments at March 31, 2021, is disclosed within the Investment Valuation section of the Subaccount’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: The Subaccount invests substantially all of its investable assets among certain TVF subaccounts and the TVF subaccounts invest all of their investable assets in the Fund. The summary of the inputs used for valuing the Fund’s assets carried at fair value is discussed in the Investment Valuation section of the Fund’s Notes to Schedule of Investments. Descriptions of the valuation techniques applied to the Subaccount’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Asset Allocation Variable Funds	Page 2